EXHIBIT 24(a)



                             BLACK HILLS CORPORATION

                                Power of Attorney


         I, Adil M. Ameer, do hereby constitute and appoint Daniel P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.


Executed the 26th day of June, 1999.




                                                           By: /s/ Adil M. Ameer

                                                                   EXHIBIT 24(b)

                             BLACK HILLS CORPORATION

                                Power of Attorney


         I, Glenn C. Barber, do hereby constitute and appoint Daniel P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.



Executed the 26th day of June, 1999.




                                                        By:  /s/ Glenn C. Barber

                                                                   EXHIBIT 24(c)



                             BLACK HILLS CORPORATION

                                Power of Attorney


         I, Bruce B. Brundage, do hereby constitute and appoint Daniel P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.



Executed the 26th day of June, 1999.





                                                      By:  /s/ Bruce B. Brundage

                                                                   EXHIBIT 24(d)

                             BLACK HILLS CORPORATION

                                Power of Attorney


         I, David C. Ebertz, do hereby constitute and appoint Daniel P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.



Executed the 26th day of June, 1999.



                                                        By:  /s/ David C. Ebertz

                                                                   EXHIBIT 24(e)


                             BLACK HILLS CORPORATION

                                Power of Attorney


         I, John R. Howard, do hereby constitute and appoint Daniel P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.



Executed the 28th day of June, 1999.



                                                         By:  /s/ John R. Howard

                                                                   EXHIBIT 24(f)

                             BLACK HILLS CORPORATION

                                Power of Attorney


         I, Everett E. Hoyt, do hereby constitute and appoint Daniel P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.



Executed the 28th day of June, 1999.



                                                        By:  /s/ Everett E. Hoyt

                                                                   EXHIBIT 24(g)



                             BLACK HILLS CORPORATION

                                Power of Attorney


         I, Kay S. Jorgensen, do hereby constitute and appoint Daniel P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.



Executed the 28th day of , 1999.




                                                       By:  /s/ Kay S. Jorgensen

                                                                   EXHIBIT 24(h)

                             BLACK HILLS CORPORATION

                                Power of Attorney


         I, Thomas J. Zeller, do hereby constitute and appoint Daniel P. Landguth my Attorney-in-Fact for the purpose of signing, in my name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration Statement of Black Hills Corporation and to deliver in my behalf said Registration Statement for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended.



Executed the 25th day of June, 1999.





                                                       By:  /s/ Thomas J. Zeller